UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 6, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 5. Other Events and Required FD Disclosure.

     The Registrant’s press release dated June 6, 2003 announcing the postponement of first quarter 2003 earnings results, which is attached to this report as Exhibit 99.1, is incorporated by reference into this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1 Press Release dated June 6, 2003.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date:	June 9, 2003	By: /s/ Frank J. Belatti

Frank J. Belatti, Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

     99.1   Press Release dated June 6, 2003.